UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023
___________

FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-38874 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of principal executive offices)	22657 (Zip Code)

Registrant’s telephone number, including area code: (540) 465-9121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	FXNC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

An Annual Meeting of Shareholders of First National Corporation (the "Company") was held on May 10, 2023 for the purpose of considering and acting upon the following matters:

(1)	The election of ten directors to serve for a term of one year;

(2)	The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2023;

(3)	The approval of the Company’s 2023 Stock Incentive Plan.

The final voting results for each proposal, including the votes for and against, and any withheld, abstained, or broker non-votes, are described below.

Proposal 1 - Election of Directors

The Company's shareholders elected all ten nominees for director. For each nominee, the votes cast for and against, as well as withheld and broker non-votes, were as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Jason C. Aikens	3,672,082	55,719	1,303,663
Emily Marlow Beck	3,677,402	50,399	1,303,663
Boyce E. Brannock	3,712,015	15,786	1,303,663
Elizabeth H. Cottrell	3,711,335	16,466	1,303,663
W. Michael Funk	3,678,015	49,786	1,303,663
Scott C. Harvard	3,654,620	73,181	1,303,663
George Edwin Holt, III	3,705,436	22,365	1,303,663
Kirtesh Patel	3,672,099	55,702	1,303,663
Gerald F. Smith, Jr.	3,667,087	60,714	1,303,663
James R. Wilkins, III	3,705,814	21,987	1,303,663

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Company's shareholders approved the ratification of the Audit Committee's selection of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2023. The votes cast for and against this proposal, as well as the votes abstained, were as follows:

For	Against	Abstain
4,959,202	9,914	62,348

Proposal 3 -Approval of the Company’s 2023 Stock Incentive Plan

The Company’s shareholders approved the Company’s 2023 Stock Incentive Plan. The votes cast for and against this proposal, as well as the votes withheld and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
3,538,790	160,285	28,726	1,303,663

Item 8.01	Other Events.

On May 10, 2023, the Board of Directors of the Company declared a quarterly cash dividend of $0.15 per common share, which is payable on June 9, 2023, to shareholders of record as of May 26, 2023.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION
(Registrant)

Date: May 11, 2023	By:	/s/ M. Shane Bell
M. Shane Bell
Executive Vice President and Chief Financial Officer

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